AUDIBLE ANNOUNCES 4th QUARTER 2006 &
FULL YEAR FINANCIAL RESULTS

Company Reports 2006 Revenue of $82.2 Million, up 30% Year over Year
Results Include Positive Adjusted EBITDA for 4th Quarter 2006

NEWARK, NJ, February 27, 2007 — Audible, Inc. (NASDAQ: ADBL; www.audible.com), the leader in spoken audio entertainment, information, and educational programming on the Internet, today announced unaudited  financial results for the 4th quarter and full year ended December 31, 2006.

Audible reported consolidated 4th quarter net revenues of $23.3 million, up 27.6% over the prior year period and 16.3% over the prior quarter. Adjusted EBITDA (as defined below) of $0.8 million improved by $3.6 million over the 4th quarter of 2005 and $1.1 million over the prior quarter. Net loss for the 4th quarter 2006 was $0.7 million, or ($0.03) per share, which compares to a net loss of $2.2 million, or ($0.09) per share, in the 4th quarter of 2005 and a net loss of $2.5 million, or ($0.10) per share, in the 3rd quarter of 2006.

For the full year 2006, Audible reported net revenue of $82.2 million, up 30% year over year. Net loss for 2006 was $8.4 million or ($0.35) per share. This compares to a net loss of $0.6 million or ($0.03) per share, in 2005. The net loss in 2006 includes $5.9 million of stock-based compensation expense, an increase of $5.0 million compared to similar charges in 2005.

“The 4th quarter of 2006 delivered across-the-board improved financial results for Audible,” stated Donald Katz, CEO and Chairman, Audible, Inc. “We saw a strong seasonal sales lift during the quarter, as well as positive results from focused promotional merchandising efforts.”

“As we move with confidence into 2007,” Mr. Katz continued, “we are committed to continuously improving our audio service as we also increase consumer awareness of our powerful listening products.  We expect the results of our efforts will be stronger profitability in 2007 and beyond.”

4th Quarter 2006 Key Financial and Operating Metrics

Consolidated Net Revenue: Consolidated net revenue totaled $23.3 million in 4th quarter 2006, a 27.6% increase over the $18.3 million reported in the 4th quarter 2005.

Adjusted EBITDA: Adjusted EBITDA was $0.8 million based upon a net loss of $0.7 million excluding stock-based compensation of $1.8 million, depreciation and amortization of $1.3 million, income tax benefit (net) of $0.8 million and interest income (net) of $0.8 million. Adjusted EBITDA improved by $3.6 million over the 4th quarter 2005, and $1.1 million over the 3rd quarter of 2006.

Deferred revenue: Deferred revenue was $14.4 million at December 31, 2006, a $2.3 million or 19.2% increase over an adjusted $12.0 million at September 30, 2006 and a $7.2 million or 109% increase over the $6.6 million balance at December 31, 2005. (The changes in deferred revenue exclude a $0.7 million prior period adjustment made as of January 1, 2006 in accordance with SAB 108.)

Total New AudibleListener Members: 70,400 new AudibleListener members were acquired during the 4th quarter 2006, a 13.3% increase year over year.

Full Year Key Financial and Operating Metrics

Consolidated Net Revenue: Consolidated net revenue was $82.2 million, up 30% year over year from the $63.2 million reported in 2005.

Adjusted EBITDA: Adjusted EBITDA was negative $1.1 million based upon a net loss of $8.4 million, excluding stock-based compensation of $5.9 million, depreciation and amortization of $5.0 million, asset impairment of $0.1 million, income tax benefit (net) of $0.8 million and interest income (net) of $3.0 million.

Cash, Cash Equivalents, and Short-Term Investments: Audible’s cash, cash equivalents and short term investments totaled $66.2 million at the end of December 31, 2006 versus $67.2 million at December 31, 2005.

Total New AudibleListener Members: AudibleListener members acquired in 2006 were 285,300, up 25% versus the prior year. There were approximately 383,000 AudibleListener members on December 31, 2006, including approximately 142,000 basic AudibleListener members.

Ongoing Audit of Financial Results and Internal Controls

The company is undergoing an audit of its financial results for the year 2006, and an audit of its internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002. These audit procedures are not yet complete as of the date of this press release. There can be no assurance that our financial results as disclosed in this press release will not change following the completion of the audits or that our internal controls will be found to be effective.

Conference Call

Senior management will host an investor teleconference at 5:00 p.m. EDT today, to discuss 4th quarter results as well as related financial and operational developments. A live webcast of the conference call is available at www.audible.com/ir for audio streaming access to the call. To participate in the call, the dial-in number is 800-238-9007 or +1-719-457-2622. Passcode 5495299.

Use of Non-GAAP Measures

In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the company presents financial measures that are non-GAAP measures, specifically adjusted EBITDA. Adjusted EBITDA is net (loss) income excluding interest, taxes, depreciation, amortization, impairment and stock based compensation. The company believes that this non-GAAP measure, viewed in addition to and not in lieu of the company's reported GAAP results, provides useful information to investors regarding its performance and overall results of operations. These metrics are an integral part of the company's internal reporting to measure the performance of the company and the overall effectiveness of senior management. Reconciliations to comparable GAAP measures are available in the accompanying schedules and on the company's Web site with this press release. The GAAP financial measures presented are consistent with the company's historical financial reporting practices. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in our various agreements or public filings. Management also presents total cash sales. The measure total cash sales is defined as change in deferred revenue plus consolidated net sales. Management believes that total cash sales is a useful measure when understanding the increase in deferred revenue.

About Audible, Inc.:

Audible (www.audible.com) is the leader in spoken audio information and entertainment on the Internet. Content from Audible is downloaded and played back on personal computers, CDs, or AudibleReady® computer-based and wireless mobile devices. Audible has 127,000 hours of audio programs from more than 390 content partners that include leading audiobook publishers, broadcasters, entertainers, magazine and newspaper publishers, and business information providers. Audible is the preeminent provider of spoken-word audio products for Apple’s iTunes Store. Among Audible’s key business relationships are Apple Inc., Amazon.com, Palm, Inc, Creative Labs, Inc., SanDisk, and XM Satellite Radio.

Audible, www.audible.com, AudibleListener, and AudibleReady are registered trademarks of Audible, Inc. and all are part of the family of Audible, Inc. trademarks

Other product or service names mentioned herein are the trademarks of their respective owners.

Forward-Looking Statements

The statements in this press release which are not historical facts may be deemed to contain forward-looking statements about Audible. Actual results may differ materially from those anticipated in any forward-looking statements as a result of certain risks and uncertainties, including, without limitation, Audible's limited operating history, history of losses, uncertain market for its services, and its inability to license or produce compelling audio content and other risks and uncertainties detailed in Audible's Securities and Exchange Commission filings. No forward-looking statement can be guaranteed. Forward-looking statements speak only as of the date on which they are made and Audible, Inc. undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

AUDIBLE INC. AND SUBSIDIARY-
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(Unaudited)

	Three months ended			Year ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005

Revenue, net:
Content and services:
Consumer content	$22,682	$19,565	$17,716	$80,363	$62,185
Point of sale rebates	(25)	-	(211)	(318)	(1,006)
Services	26	26	49	111	131
Total content and services	22,683	19,591	17,554	80,156	61,310
Hardware	148	73	280	431	612
Related party revenue	395	222	349	1,247	1,146
Other	70	140	80	344	169
Total revenue, net	23,296	20,026	18,263	82,178	63,237

Operating expenses:
Cost of content and services revenue:
Royalties and other content charges	9,734	8,240	7,028	33,677	22,613
Discount certificate rebates	453	307	294	1,363	1,556
Total cost of content and services revenue	10,187	8,547	7,322	35,040	24,169
Cost of hardware revenue	246	826	1,493	1,953	2,934
Cost of related party revenue	139	169	134	637	256
Operations	3,225	2,988	2,772	12,168	9,355
Technology and development	4,303	4,624	2,428	16,984	8,239
Marketing	4,001	3,340	5,019	15,215	13,387
General and administrative	3,387	2,743	2,765	11,994	8,366
Total operating expenses	25,488	23,237	21,933	93,991	66,706

Loss from operations	(2,192)	(3,211)	(3,670)	(11,813)	(3,469)

Loss on equity investment	(94)	(90)	-	(364)	-

Net Interest income	822	779	654	2,975	2,077

Loss before income taxes	(1,464)	(2,522)	(3,016)	(9,202)	(1,392)

Income tax (expense) benefit	(5)	(3)	96	(14)	(1)
State income tax benefit	769	-	740	769	740

Net loss	$(700)	$(2,525)	$(2,180)	$(8,447)	$(653)

Basic and diluted net loss per common share	$(0.03)	$(0.10)	$(0.09)	$(0.35)	$(0.03)

Basic and diluted weighted average common shares outstanding	24,158,857	24,348,938	24,310,129	24,371,844	24,195,771

AUDIBLE INC. AND SUBSIDIARY
NON-GAAP INFORMATION
(Unaudited)
(in thousands)

	Three months ended			Year ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2006	2006	2005	2006	2005

Stock-based compensation included in expense line items:
Operations	$344	$324	$73	$1,111	$171
Technology and development	294	281	71	993	133
Marketing	327	271	52	1,123	101
General and administrative	787	629	226	2,687	552
	$1,752	$1,505	$422	$5,914	$957

Depreciation and amortization included in expense line items:
Operations	$15	$15	$13	$57	$44
Technology and development	1,148	1,268	303	4,378	772
Marketing	--	--	--	--	--
General and administrative	145	186	112	583	290
	$1,308	$1,469	$428	$5,018	$1,106

Asset impairment included in expense line items:
Technology and development	$--	$--	$--	$144	$--
	$--	$--	$--	$144	$--

Reconciliation to Non-GAAP Financial Measures
Net loss	$(700)	$(2,525)	$(2,180)	$(8,447)	$(653)
Add back:
Stock-based compensation	1,752	1,505	422	5,914	957
Depreciation and amortization	1,308	1,469	428	5,018	1,106
Asset impairment	-	-	-	144	-
Income tax expense (benefit)	5	3	(96)	14	1
Less:
Interest income, net	(822)	(779)	(654)	(2,975)	(2,077)
State income tax benefit	(769)	-	(740)	(769)	(740)

Non-GAAP adjusted EBITDA	$774	$(327)	$(2,820)	$(1,101)	$(1,406)

Reconciliation to Non-GAAP Financial Measures
Total revenue, net	$23,296	$20,026	$18,263	$82,178	$63,237
Add:
Change in deferred revenue	* 2,313	1,526	3,314	* 7,192	4,112
Non-GAAP total cash sales	$25,609	$21,552	$21,577	$89,370	$67,349

*Excludes $658 SAB 108 adjustment

AUDIBLE INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	December 31,	December 31,
Assets	2006	2005
	(unaudited)

Current Assets:
Cash and cash equivalents	$14,925	$11,549
Short-term investments	51,295	55,616
Interest receivable on short-term investments	626	428
Accounts receivable, net of allowance	4,104	2,337
Accounts receivable, related parties	101	594
Royalty advances	710	471
Prepaid expenses and other current assets	1,777	899
Inventory	212	498
Total current assets	73,750	72,392

Property and equipment, net	8,149	8,159
Other assets	781	114

Total Assets	$82,680	$80,665

Liabilities and Stockholders' Equity

Current Liabilities:
Accounts payable	$3,120	$4,750
Accrued expenses	3,809	4,802
Accrued royalties	9,028	5,104
Accrued compensation	778	868
Deferred revenue, current	13,895	6,459
Total current liabilities	30,630	21,983

Deferred revenue, non current	513	99
Other liabilities, non current	262	--
Royalty obligations, non current	90	188

Commitments and contingencies

Stockholders' Equity:
Common stock	241	243
Additional paid-in capital	190,799	192,547
Deferred compensation	-	(3,696)
Accumulated other comprehensive (loss) income	(36)	15
Accumulated deficit	(139,819)	(130,714)
Total Stockholders' Equity	51,185	58,395

Total Liabilities and Stockholders' Equity	$82,680	$80,665

AUDIBLE INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in thousands)
(unaudited)

	Three months ended		Year ended
	December 31,		December 31,
	2006	2005	2006	2005

Cash flows from operating activities:
Net loss	$(700)	$(2,180)	$(8,447)	$(653)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	1,308	428	5,018	1,106
Impairment loss on internally developed software	-	-	144	-
Non-cash stock-based compensation charge	1,752	422	5,914	957
Accretion of discounts on short-term investments	(280)	(252)	(1,004)	(1,184)
Income tax benefit from exercise of stock options	-	(97)
Changes in assets and liabilities:
Interest receivable on short-term investments	(121)	(186)	(198)	(352)
Accounts receivable, net	(1,260)	(913)	(1,756)	(1,550)
Accounts receivable, related parties	427	(417)	494	(506)
Royalty advances	(191)	71	(239)	(330)
Prepaid expenses and other current assets	222	(165)	(876)	(233)
Inventory	(52)	(399)	293	(104)
Other assets	24	21	(664)	(93)
Accounts payable	762	3,017	(1,640)	3,903
Accrued expenses	(512)	251	(1,107)	3,062
Other liabilities, non-current	263	--	263	--
Accrued royalties	3,129	(202)	3,902	3,222
Accrued compensation	(295)	(93)	(101)	420
Deferred revenue	2,306	3,316	7,178	4,114
Net cash provided by operating activities	6,782	2,622	7,174	11,779

Cash flows from investing activities:
Purchases of property and equipment	(231)	(1,599)	(4,280)	(3,706)
Capitalized software development costs	(427)	(3,872)	(872)	(4,640)
Purchases of short-term investments	(25,367)	(17,828)	(85,465)	(79,546)
Proceeds from maturity of short-term investments	21,725	18,600	90,790	73,500
Net cash (used in) provided by investing activities	(4,300)	(4,699)	173	(14,392)

Cash flows from financing activities:
Proceeds from exercise of common stock options	248	67	633	690
Proceeds from exercise of common stock warrants	-	-	750	295
Principal payments made on capital lease obligations	-	-	-	(121)
Repurchase of treasury stock at cost	(1,363)	-	(5,351)	-
Net cash (used in) provided by financing activities	(1,115)	67	(3,968)	864

Effect of exchange rate changes on cash and cash equivalents	2	(12)	(3)	2

Increase in cash and cash equivalents	1,369	(2,022)	3,376	(1,747)

Cash and cash equivalents at beginning of period	13,556	13,571	11,549	13,296
Cash and cash equivalents at end of period	$14,925	$11,549	$14,925	$11,549

AUDIBLE INC. AND SUBSIDIARY
UNAUDITED SUPPLEMENTAL OPERATING DATA
(Numbers in thousands)
New AudibleListener Membership Reporting:	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006
Total AudibleListener® Members[1]	115	132	157	186	205	224	245	279	309	345	383
Year-over-year	--	--	--	77%	78%	70%	56%	50%	51%	54%	57%
Quarter-over-quarter	10%	15%	19%	18%	10%	9%	9%	14%	11%	12%	11%
New AudibleListener® Members[2]	22	29	39	54	52	60	62	79	65	71	70
Year-over-year	--	--	--	143%	136%	107%	59%	46%	25%	18%	13%
Quarter-over-quarter	-2%	32%	34%	38%	-4%	15%	3%	27%	-18%	9%	-1%
Average Monthly Churn in AudibleListener® Members[3]	3.00%	3.00%	2.60%	4.00%	4.70%	5.10%	4.80%	4.60%	3.40%	3.10%	2.50%
Cost per New AL	$64	$62	$64	$52	$58	$58	$95	$52	$45	$47	$49
(1) Total number of AudibleListener® members at the end of the period.
(2) Total number of new AudibleListener® members added during the period. Members canceling and rejoining a membership within the same day are counted as one membership.
(3) Churn is defined as member cancellations in the period divided by the sum of members at the beginning of the period plus gross member adds, divided by three months.

Media Contact:
James Pearson
973-820-0474
jpearson@audible.com